UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 27, 2005
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                       SOUTHERN CONNECTICUT BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Connecticut                     000-49784                  06-1609692
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
 of incorporation)                                          Identification No.)

                   215 Church Street, New Haven, CT       06510
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 782-1100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.

         On January 27, 2005, Southern Connecticut Bancorp, Inc. announced by press release its earnings for the quarter and the year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 2.02 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

                  Not applicable.

            (b) Pro Forma Financial Information.

                  Not applicable.

            (c)   Exhibits.

              The following exhibit is included with this Report:

               Exhibit
                Number          Description
             --------------    -------------------------------------------------
                 99.1           Press release of Southern Connecticut Bancorp,
                                Inc. dated January 27, 2005, reporting financial results for the quarter and the year ended December 31, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        SOUTHERN CONNECTICUT BANCORP, INC.




                        By: /s/ Michael M. Ciaburri
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                        Name: Michael M. Ciaburri
                        Title:  Director, President & Chief Operating Officer


Date:  December 27, 2004

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